Prepayment for Purchase of a Property	12 Months Ended
Sep. 30, 2025
Prepayment for Purchase of a Property [Abstract]
PREPAYMENT FOR PURCHASE OF A PROPERTY

NOTE 10 — PREPAYMENT FOR PURCHASE OF A PROPERTY

On May 6, 2021, the Company entered into a real estate property purchase agreement with related party Jiangxi Yueshang Investment Co., Ltd. (“Jiangxi Yueshang”), an entity in which the Company’s chief executive officer, Mr. Gang Lai, owned 5% equity interest as of the date of that agreement. Pursuant to the property purchase agreement, Jiangxi Yueshang will sell and the Company will purchase a certain residential apartment and commercial office space totaling 2,749.30 square meters, with a total purchase price of RMB32 million (approximately $4.5 million). Pursuant to this agreement, the Company was required to make a prepayment in the amount of 50% of the total purchase price, with 20% of the total purchase price payable upon the availability of a certificate of occupancy, and 30% of the total purchase price payable upon delivery of the property.

As of September 30, 2025, the Company had made a prepayment of RMB16 million (approximately $2.25 million) to Jiangxi Yueshang. Construction of the property was completed in May 2025. The Real Estate Ownership Certificate for the property is currently being obtained. The remaining balance will be payable upon receipt of the Real Estate Ownership Certificate.